                                OCTOBER 16, 2000
                        DART 2000-1 DISTRIBUTION SUMMARY


WIRE/DEPOSIT TO:                                 IN CONSIDERATION OF:                           IN THE AMOUNT OF:
----------------                                 --------------------                           -----------------
1.  Premier Auto Finance, Inc.                   Reimburse Previous Advances                                 0.00

2.  Bank of New York                             Indenture Trustee Fee                                       0.00

3.  Chase                                        Owner Trustee Fee                                           0.00

4.  Premier Auto Finance, Inc.                   Servicing Fees                                         585,905.04
                                                 Late Fees                                               91,136.67
                                                                                                --------------------
                                                 Total Servicing Fees                                   677,041.71

5.  Note Distribution Account                    Note Interest                                        4,044,129.49

6.  Certificate Distribution Account             Certificate Interest                                    87,068.70

7.  Note Distribution Account                    Principal Payable                                   25,432,354.20

8.  Certificate Distribution Account             Principal Payable                                            0.00

9.  Reserve Fund                                 Funding                                              3,566,331.26
                                                                                                --------------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                                        33,806,925.37
                                                                                                ====================

/s/ Randall S. Royer
-------------------------------
Randall S. Royer
VP - Assistant Treasurer


/s/ Gil Van Over
-------------------------------
Gil Van Over
EVP - Chief Operating Officer

                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1


     190,000,000.00      6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
     274,000,000.00      7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
     168,000,000.00      7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
      83,251,000.00      7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
      24,470,000.00      7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
      13,175,591.56      7.93% Dealer Auto Receivables Asset- Backed Certificates

                                 MONTHLY REPORT
             FOR THE      OCTOBER 16, 2000      DISTRIBUTION DATE


A       CALCULATION OF AVAILABLE AMOUNTS

      1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                          $22,608,835.68
                                                                                                                =================
      2 Available Interest (as defined in Article I of the Sale and Servicing Agreement)                            $6,959,724.82
                                                                                                                =================
      3 Available Amounts (l. plus 2.)                                                                             $29,568,560.50
                                                                                                                =================

B       CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT                                                              $25,432,354.20
        (as defined in Article I of the Sale and Servicing Agreement)                                           =================


C       CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                                 $25,432,354.20
                                                                                                                =================

      1 Note Percentage for such Distribution Date

        (a)for each Distribution Date to but excluding the Distribution Date on which the principal amount
           of the Class B Notes is reduced to zero                                                                        100.00%
                                                                                                                =================

        (b)after the principal amount of the Class B Notes have been reduced to zero                                        0.00%
                                                                                                                =================

      2 Principal Distributable Amount (from B)                                                                    $25,432,354.20
                                                                                                                =================

      3 Note Monthly Principal Distributable Amount for

        (a)Class A-1 Notes                                                                                         $25,432,354.20
                                                                                                                =================

        (b)Class A-2 Notes                                                                                                  $0.00
                                                                                                                =================

        (c)Class A-3 Notes                                                                                                  $0.00
                                                                                                                =================

        (d)Class A-4 Notes                                                                                                  $0.00
                                                                                                                =================

        (e)Class B Notes                                                                                                    $0.00
                                                                                                                =================

        (f)Note Principal Carryover Shortfall                                                                               $0.00
                                                                                                                =================

D     CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

      1 Class A-1 Interest Rate                                                                                             6.69%
                                                                                                                =================

      2 Class A-2 Interest Rate                                                                                             7.01%
                                                                                                                =================

      3 Class A-3 Interest Rate                                                                                             7.07%
                                                                                                                =================

      4 Class A-4 Interest Rate                                                                                             7.12%
                                                                                                                =================

      5 Class B Interest Rate                                                                                               7.46%
                                                                                                                =================

      6 Class A-1 Note Interest Distributable Amount                                                                  $807,635.06
                                                                                                                =================

      7 Class A-2 Note Interest Distributable Amount                                                                $1,600,616.67
                                                                                                                =================

      8 Class A-3 Note Interest Distributable Amount                                                                  $989,800.00
                                                                                                                =================


      9 Class A-4 Note Interest Distributable Amount                                                                  $493,955.93
                                                                                                                =================

     10 Class B Note Interest Distributable Amount                                                                    $152,121.83
                                                                                                                =================

     11 Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                                    $0.00
                                                                                                                =================

     12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8, D.9, D.10 and D.11)             $4,044,129.49
                                                                                                                =================

E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3 PLUS D.12.)                                              $29,476,483.69
                                                                                                                =================

F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT

      1 Certificate Balance                                                                                        $13,175,591.56
                                                                                                                =================

      2 Principal Distributable Amount                                                                                      $0.00
                                                                                                                =================

      3 Certificate Percentage for each respective Distribution Date

      3 (a)for each Distribution Date to but excluding the Distribution Date on which the Principal Amount
            of the Class B Notes is reduced to zero                                                                         0.00%
                                                                                                                =================

      3 (b)on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero

      3 (c)thereafter                                                                                                     100.00%
                                                                                                                =================

      4 (a)Principal Distributable Amount multiplied by the Certificate Percentage for such Distribution Date               $0.00
                                                                                                                =================

      4 (b)Certificate Principal Carryover Shortfall for such Distribution Date                                             $0.00
                                                                                                                =================

      5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                            $0.00
                                                                                                                =================

G    CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

      1 Certificate Pass-Through Rate                                                                                       7.93%
                                                                                                                =================

      2 (a)Certificate Monthly Interest Distributable Amount                                                           $87,068.70
                                                                                                                =================

      2 (b)Certificate Interest Carryover Shortfall for such Distribution Date                                              $0.00
                                                                                                                =================

      3 Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                             $87,068.70
                                                                                                                =================

H    CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                              $87,068.70
                                                                                                                =================

I    FEES

      1 The Monthly Servicing Fee for such Distribution Date                                                          $585,905.04
                                                                                                                =================

        (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of the beginning of the preceding Distribution Date)

      2 Late Payment Penalty Fees for such Distribution Date                                                           $91,136.67
                                                                                                                =================

      3 Extension Fees for such Distribution Date                                                                           $0.00
                                                                                                                =================

      4 Indenture Trustee Fee for such Distribution Date                                                                    $0.00
                                                                                                                =================

      5 Owner Trustee Fee for such Distribution Date                                                                        $0.00
                                                                                                                =================

J    CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

      1 The amount of funds deposited into the Collection Account pursuant to 5.05(b) of the Sale
        and Servicing Agreement with respect  to the related Due Period                                            $29,659,697.17
                                                                                                                =================

        a  All amounts received by the Indenture Trustee or the Servicer with respect to principal
            and interest on the Contracts, as well as Late Payment Penalty Fees and Extensions Fees                $29,215,721.84
            for related Due Period                                                                              =================



        b  All Net Liquidation Proceeds                                                                                $40,853.14
                                                                                                                =================

        c  The aggregate of the Repurchase Prices for Contracts required to be by the Depositor
           as described in Section 7.05 of the Sale and Servicing Agreement                                                 $0.00
                                                                                                                =================

        d  All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement                 $211,413.40
                                                                                                                =================

        e  All amounts paid by the Seller in connection with an optional repurchase of the Contracts
            described in Section 7.07 of the Sale and Servicing Agreement                                                   $0.00
                                                                                                                =================

        f  All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the Sale
            and Servicing Agreement                                                                                   $191,708.79
                                                                                                                =================

        g  Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)
            (the sum of a. through g.)                                                                             $29,659,697.17
                                                                                                                =================

      2 The amount of funds permitted to be withdrawn from the Collection pursuant to clauses (i)
        through (iii) of Section 7.03(a) of the Sale and Servicing Agreement with respect
        to related Due Period                                                                                         $585,905.04
                                                                                                                =================

        a  Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with Section 7.02
           of the Sale and Servicing Agreement                                                                              $0.00
                                                                                                                =================

        b  Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due Period              $585,905.04
                                                                                                                =================

        c  Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee
           for the related Due Period                                                                                       $0.00
                                                                                                                =================

        d  Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related Due Period                   $0.00
                                                                                                                =================

        e  Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iii) Section 7.03(a) of the Sale and Servicing Agreement
           with respect to the related Due Period (sum of a. through d.)                                              $585,905.04
                                                                                                                =================

      3 The Available Amounts (not including amounts from Reserve Fund Account) for such Distribution
        Date available to pay Note Distributable Amounts  and Certificate Distributable Amounts
         (1(g) minus 2(e))                                                                                         $29,073,792.13
                                                                                                                =================

      4 The Available Amounts otherwise distributable to the Certificateholders that will be
        distributed to the Noteholders on such Distribution Date                                                            $0.00
                                                                                                                =================

K    THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER THE NOTE
     DISTRIBUTABLE AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                                           $0.00
                                                                                                                =================
     (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE INTEREST DISTRIBUTABLE AMOUNT                                                                                     $0.00
                                                                                                                =================

M    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                                              $0.00
                                                                                                                =================

N    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                              $580,896.94
                                                                                                                =================

O    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                             $0.00
                                                                                                                =================

P    INTEREST EARNINGS ON THE RESERVE FUND.                                                                            $86,209.99
                                                                                                                =================

Q    THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER GIVING EFFECT TO DEPOSITS AND WITHDRAWALS
     THEREFROM ON SUCH DISTRIBUTION DATE                                                                           $25,234,149.66
                                                                                                                =================



R    THE SPECIFIED RESERVE FUND AMOUNT FOR SUCH DISTRIBUTION DATE WILL BE AN
     AMOUNT EQUAL TO THE LESSER OF (I) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF
     THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS
     A-4 NOTES AND THE CLASS B NOTES AND THE CERTIFICATE BALANCE AS OF SUCH
     DISTRIBUTION DATE, AND (II) THE GREATER OF:

     (a)4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the
        Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2
        Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b)1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                             28,800,480.93
                                                                                                                =================

S    THE POOL FACTOR


                                   Factor immediately Before               Factor immediately After
                                   such Distribution Date                  such Distribution Date
           Class A-1 Note        1    0.7378639                          7    0.6040094
                                   ============                            =============

           Class A-2 Note        2    1.0000000                          8    1.0000000
                                   ============                            =============

           Class A-3 Note        3    1.0000000                          9    1.0000000
                                   ============                            =============

           Class A-4 Note        4    1.0000000                         10    1.0000000
                                   ============                            =============

           Class B Note          5    1.0000000                         11    1.0000000
                                   ============                            =============

           Certificate           6    1.0000000                         12    1.0000000
                                   ============                            =============

T    DELINQUENT CONTRACTS


      1 31-59 Days                                                                                        1,676     19,826,426.74
                                                                                                    ==============================

      2 60-89 Days                                                                                          275      3,487,234.27
                                                                                                    ==============================

      3 90 or More Days                                                                                     136      1,790,417.57
                                                                                                    ==============================

           Total Delinquent Receivables                                                                   2,087    $ 5,277,651.84
           60+ Days Delinquencies as Percentage of Receivables                                                              0.75%

           Delinquency Ratio for Second Preceding Collection Period  (Reserve Fund Trigger Event greater than equals 2.0%)  0.00%
           Delinquency Ratio for Preceding Collection Period         (Reserve Fund Trigger Event greater than equals 2.0%)  0.41%
           Delinquency Ratio for Current Collection Period           (Reserve Fund Trigger Event greater than equals 2.0%)  0.75%
           Average Delinquency Ratio                                 (Reserve Fund Trigger Event greater than equals 2.0%)  0.39%

U    DEFAULTED CONTRACTS

      1 Total Defaulted Contracts                                                                           210     $2,748,754.99
                                                                                                                =================

      2 Identity (attach)

      3 Liquidation proceeds for the Due Period                                                                        $45,723.14
                                                                                                                =================

      4 Liquidation expenses for the Due Period                                                                         $4,870.00
                                                                                                                =================

      5 Net Liquidation Proceeds for the Due Period                                                                    $40,853.14
                                                                                                                =================


      6 Net Liquidation Losses for the Due Period                                                                     $742,970.53
                                                                                                                -----------------

           Principal Recoveries of Defaulted Receivables                                                               $27,270.35
           Principal on Defaulted Receivables                                                                       $2,748,754.99
           Pool Balance at Beginning of Collection Period                                                        $ 703,086,050.64
           Net Loss Ratio for Current Collection Period                                                                     1.27%

           Net Loss Ratio for Second Preceding Collection Period   (Reserve Fund Trigger Event Greater Than Equals 2.5%)    0.00%
           Net Loss Ratio for Preceding Collection Period          (Reserve Fund Trigger Event Greater Than Equals 2.5%)    1.68%
           Net Loss Ratio for Current Collection Period            (Reserve Fund Trigger Event Greater Than Equals 2.5%)    1.27%
           Average Net Loss Ratio                                  (Reserve Fund Trigger Event Greater Than Equals 2.5%)    0.98%

V    ADVANCES

      1 Unreimbursed Advances prior to such Distribution Date                                                         $334,987.59
                                                                                                                -----------------

      2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such unreimbursed Advances              $0.00
                                                                                                                -----------------

      3 Amount of Delinquent Interest for the related Due Period                                                      $211,413.40
                                                                                                                -----------------

      4 Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent
        Interest, attach the certificate required by Section 7.02 of the Sale and Servicing Agreement)                $211,413.40
                                                                                                                -----------------

      5 Total of unreimbursed Advances after new Advances on such Distribution Date                                   $546,400.99
                                                                                                                -----------------

W    REPURCHASED CONTRACTS

      1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and Servicing Agreement                      0
                                                                                                                -----------------

      2 Principal Amount of such Contracts                                                                                  $0.00
                                                                                                                -----------------

      3 Related Repurchase Price of such Contracts                                                                          $0.00
                                                                                                                -----------------

X    CONTRACTS

      1 Number of Contracts as of beginning of Due Period                                                                  58,702
                                                                                                                -----------------

      2 Principal Balance of Contracts as of beginning of Due Period                                             $ 703,086,050.64
                                                                                                                -----------------

      3 The weighted average Contract Rate of the Contracts as of the beginning of the Due Period                          11.60%
                                                                                                                -----------------

      4 The weighted average remaining term to maturity of the Contracts as of the beginning of the Due Period              45.74
                                                                                                                -----------------

      5 Number of Contracts as of end of Due Period                                                                        57,806
                                                                                                                -----------------

      6 Principal Balance of Contracts as of end of Due Period                                                    $677,653,696.44
                                                                                                                -----------------

      7 The weighted average Contract Rate of the Contracts as of the end of the Due Period                                11.61%
                                                                                                                -----------------

      8 The weighted average remaining term to maturity of the Contracts as of the end of the Due Period                    45.00
                                                                                                                -----------------